UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2006

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PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As disclosed in the Annual Report on Form 10-K for the year ended December 31, 2005 filed by PHH Corporation (the “Company”, “we”, “us” or “our”) on November 22, 2006, we have previously obtained waivers and continue to seek additional waivers extending the deadlines for the delivery of certain of our consolidated financial statements and the financial statements of our subsidiaries, and other documents related to such financial statements, to certain lenders, trustees and other third parties in connection with certain of our financing, servicing, hedging and related agreements and instruments (collectively, our “Financing Arrangements”).

On December 21, 2006, we obtained additional waivers (collectively, the “Extended Waivers”), waiving certain potential breaches of covenants and extending the deadlines for the delivery of financial statements for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006, and March 31, 2007, and for the year ended December 31, 2006, with respect to the following Financing Arrangements:

•
The $1.3 billion Five-Year Amended and Restated Competitive Advance and Revolving Credit Agreement dated January 6, 2006 (the “Revolving Credit Agreement), among us, the lenders named therein and JPMorgan Chase Bank, National Association (“JPMorgan”), as Administrative Agent;

•	The $750 million Credit Agreement dated July 21, 2006, among us, the lenders named therein and JPMorgan, as Administrative Agent;

•	The $500 million Revolving Credit Agreement dated April 6, 2006, among us, the lenders named therein and JPMorgan, as Administrative Agent;

•
The Amended and Restated Series 2006-2 Indenture Supplement dated as of December 1, 2006, to the Base Indenture dated as of March 7, 2006, among our wholly owned subsidiary, Chesapeake Funding LLC, as Issuer, our wholly owned subsidiary, PHH Vehicle Management Services LLC, as Administrator, JPMorgan, as Administrative Agent, certain commercial paper conduit purchasers, certain banks and certain funding agents as set forth therein, and The Bank of New York, as Indenture Trustee; and

•
The Fifth Amended and Restated Master Repurchase Agreement and the Servicing Agreement, each dated as of October 30, 2006 among our wholly owned subsidiary, PHH Mortgage Corporation, Barclays Bank and Sheffield Receivables Corporation.

Under the Extended Waivers, the deadlines for delivery of the financial statements are as follows: (a) for the quarters ended March 31, 2006 and June 30, 2006, no later than March 30, 2007; (b) for the quarter ended September 30, 2006, no later than the earlier of (i) April 30, 2007 or (ii) one business day prior to the date on which the principal amount of any of our outstanding public notes shall become due and payable as a result of certain potential events of default relating to the failure to deliver financial statements under the terms of the Indenture dated November 6, 2000 (the “Indenture”) between us and Bank One Trust Company, N.A., as Trustee; and (c) for the year ended December 31, 2006 and the quarter ended March 31, 2007, no later than June 29, 2007.

Also on December 26, 2006, Supplemental Indenture No. 2 (“Supplemental Indenture No. 2”) to the Base Indenture dated as of December 11, 1998 (the Base Indenture, as amended and supplemented, the "BG Indenture") between Bishop’s Gate Residential Mortgage Trust (“Bishop’s Gate”), a consolidated special purpose entity, as Issuer, and the Bank of New York, as Indenture Trustee, became effective. Supplemental Indenture No. 2 waives certain potential breaches of covenants and extends the deadlines for delivery of our financial statements under the BG Indenture. Also executed was a related extension of our previously obtained waiver (the "Extended Liquidity Waiver") under the Liquidity Agreement for Bishop's Gate's commercial paper program (the "Liquidity Agreement"), waiving certain potential events of default and consenting to the entry by Bishop’s Gate into Supplemental Indenture No. 2. Under the combination of Supplemental Indenture No. 2, the Extended Liquidity Waiver and the waiver described above under the Revolving Credit Agreement, the deadlines for delivery of our financial statements under the BG Indenture and the Liquidity Agreement are as follows: (a) for the quarters ended March 31, 2006 and June 30, 2006, no later than March 30, 2007; (b) for the quarter ended September 30, 2006, no later than the earlier of (i) April 30, 2007 or (ii) one business day prior to the date on which the principal amount of any of our outstanding public notes shall become due and payable as a result of certain potential events of default relating to the failure to deliver financial statements under the terms of the Indenture; (c) for the year ended December 31, 2006 and the quarter ended March 31, 2007, no later than June 29, 2007.

Under certain of our Financing Arrangements, the lenders or trustees have the right to notify us if they believe we have breached a covenant under the operative documents and may declare an event of default. If one or more notices of default were to be given, we believe we would have various periods in which to cure such events of default. If we do not cure the events of default or obtain necessary waivers within the required time periods or certain extended time periods, the maturity of some of our debt could be accelerated and our ability to incur additional indebtedness could be restricted. Moreover, defaults under certain of our Financing Arrangements would trigger cross-default provisions under certain of our other Financing Arrangements. We also obtained certain waivers and may need to seek additional waivers extending the date for delivery of the financial statements of our subsidiaries and other documents related to such financial statements to certain regulators, investors in mortgage loans and other third parties in order to satisfy state mortgage licensing regulations and certain contractual requirements. We will continue to seek similar waivers as may be necessary in the future.

There can be no assurance that any required waivers will be received on a timely basis, if at all, or that any waivers obtained, including the waivers we have already obtained as described above, will extend for a sufficient period of time to avoid an acceleration event, an event of default or other restrictions on our business operations. Moreover, failure to obtain waivers could be material and adverse to our business, liquidity and financial condition.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibit

None

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. For example, the statements that we continue to seek additional waivers and that we believe we would have various periods in which to cure events of default are forward looking statements.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2005, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Clair M. Raubenstine
Name: Clair M. Raubenstine
Title: Executive Vice President and Chief Financial Officer

Dated: December 27, 2006